UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check	the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

U.S. Silica Holdings, Inc.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

This Schedule 14A relates to the proposed acquisition of U.S. Silica Holdings, Inc., a Delaware corporation (“U.S. Silica”), by funds managed by affiliates of Apollo, pursuant to the Agreement and Plan of Merger by and among U.S. Silica, Star Holding LLC, LLC, a Delaware limited liability company (“Parent”), and Star Merger Co., a Delaware corporation and a wholly owned subsidiary of Parent, dated April 26, 2024 (the “Acquisition”).

This filing contains the following communications by U.S. Silica on April 26, 2024, related to the Acquisition:

1.	Employee Letter, dated as of April 26, 2024.

2.	Employee FAQ, dated as of April 26, 2024.

3.	Customer Letter, dated as of April 26, 2024.

4.	Business Partner Letter, dated as of April 26, 2024.

5.	Union Letter, dated as of April 26, 2024.

6.	Investor/Analyst Note, dated as of April 26, 2024.

7.	Social Media Post, dated as of April 26, 2024.

1. The following is a letter to U.S. Silica employees sent on April 26, 2024.

U.S. Silica Employee Letter

Dear Colleagues,

This is a big day at U.S. Silica. A few moments ago, we issued a press release announcing that U.S. Silica has entered into a definitive agreement to be acquired by Apollo Funds. Upon completion of the transaction, U.S. Silica will become a private company.

Over 124 years ago, U.S. Silica was founded as Pennsylvania Glass Sand. We had, at that time, a single plant that produced silica sand for glass manufacturing. Since then, U.S. Silica has operated as both a public and a private company. We have evolved and grown into a leader in industrial minerals, advanced materials and, more recently, oilfield logistics with more than 27 production facilities across the United States. The agreement announced today marks the next step in the Company’s journey, enabling new opportunities and strong growth that I believe will pave the way for our continued success well into the future.

This transaction will provide U.S. Silica with the backing of one of the world’s premier investment firms. For those of you who are unfamiliar, Apollo Funds have a strong track record of providing businesses like ours with resources for growth. Apollo Funds have invested in dozens of highly respected companies like U.S. Silica that have leading businesses, strong teams and solid performance.

Apollo Funds are acquiring our Company because they believe in U.S. Silica and are strongly aligned with our vision for the future. They understand that our large-scale production, logistics capabilities and high-quality reserve base provide a strong platform and believe that there are additional opportunities to grow and expand these businesses. With this transaction, we gain significant resources, deep industry expertise and enhanced flexibility as a private company to take advantage of opportunities we have, pursue new, bigger ideas we couldn’t before and accelerate the work we are doing to create a future-focused, values-driven company that is well-positioned for long-term growth.

Our ability to take this step from a position of strength is a testament to the Company’s excellent foundation and the dedication of our employees. With Apollo Funds, we will be able to use their significant industry experience to build on and extend U.S. Silica’s legacy of excellence to new frontiers. I hope you share my excitement about the possibilities ahead.

The transaction is expected to close in the third quarter of 2024. Between now and then, we expect it to be “business as usual” at U.S. Silica, and we will provide additional information from time to time as decisions are made and we continue working through the process of completing the transaction. Following the close of the transaction, we will continue to operate under the U.S. Silica name, and I will continue to lead the Company, along with the existing executive team.

Today and over the coming days, managers will be meeting with their teams to share more details about this news, and the attached FAQ document will help address any questions you may have. In the meantime, I ask that all of you stay focused on our core values and continuing to serve and support our customers.

With Apollo Funds as our partner, I am confident that the best is yet to come for U.S. Silica. Thank you again for all of your contributions to U.S. Silica.

Sincerely,

Bryan

Additional Information and Where to Find It

This communication does not constitute a solicitation of any vote or approval in connection with the proposed acquisition of U.S. Silica (the “Company”) by Apollo Funds (the “Merger”). In connection with the proposed Merger, the Company will file a proxy statement with the Securities and Exchange Commission (the “SEC”), which the Company will furnish with any other relevant documents to its stockholders in connection with the Special Meeting of the Stockholders to vote on the Merger. This communication is not a substitute for the proxy statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the Merger. BEFORE MAKING ANY VOTING DECISION, WE URGE STOCKHOLDERS TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER. The proposals for the Merger will be made solely through the proxy statement. In addition, a copy of the proxy statement (when it becomes available) may be obtained free of charge from the Investor Relations Department at the Company, at 24275 Katy Freeway, Suite 600 Katy, TX 77494. Security holders also will be able to obtain, free of charge, copies of the proxy statement and any other documents filed by the Company with the SEC in connection with the proposed Merger at the SEC’s website at http://www.sec.gov, and at the Company’s website at ussilica.gcs-web.com.

Forward-Looking Statements

This communication includes forward-looking statements. These forward-looking statements generally can be identified by phrases such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” or other words or phrase of similar import. These statements are based on current expectations, estimates and projections about the industry, markets in which the Company operates, management’s beliefs, assumptions made by management and the transactions described in this communication. While the Company’s management believes the assumptions underlying the forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond management’s control. These risks include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the Merger that may be instituted against the parties and others following announcement of the merger agreement; (3) the inability to consummate the transaction within the anticipated time period, or at all, due to any reason, including the failure to obtain the requisite stockholder approval, failure to obtain required regulatory approvals or the failure to satisfy other conditions to completion of the transaction; (4) risks that the proposed transaction disrupts current plans and operations of the Company or diverts management’s attention from its ongoing business; (5) the ability to recognize the anticipated benefits of the transaction; (6) the amount of the costs, fees, expenses and charges related to the transaction; (7) the risk that the merger agreement may be terminated in circumstances requiring the Company to pay a termination fee; (8) the effect of the announcement of the Merger on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business; (9) the effect of the announcement of the Merger on the Company’s operating results and business generally; (10) the risk that the Company’s stock price may decline significantly if the Merger is not consummated; and (11) the other risks and important factors contained and identified in the Company’s filings with the SEC, such as the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as well as the Company’s subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed from time to time, any of which could cause actual results to differ materially from the forward-looking statements in this communication.

There can be no assurance that the transaction will in fact be consummated. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this communication. The Company undertakes no obligation or duty to update or revise any of these forward-looking statements after the date of this communication, nor to conform prior statements to actual results or revised expectations, and the Company does not intend to do so.

Participants in the Solicitation

The directors and officers of the Company may be deemed to be participants in the solicitation of proxies in connection with the approval of the proposed transaction. Information regarding the Company’s directors and officers and their respective interests in the Company by security holdings or otherwise is available in (i) the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 27, 2024, (ii) the Company’s definitive Proxy Statement on Schedule 14A for its 2024 annual meeting of stockholders, including under the headings “Proposal No. 1: Election of Directors”, “Directors and Executive Officers”, “Compensation Discussion and Analysis”, “Executive and Director Compensation Tables and Other Information”, “Stock Ownership” and “Transactions with Related Persons”, which was filed with the SEC on March 26, 2024 and (iii) subsequent statements of changes in beneficial ownership on file with the SEC. Additional information regarding the interests of such potential participants is or will be included in the proxy statement and other relevant materials to be filed with the SEC, when they become available, including in connection with the solicitation of proxies to approve the proposed Merger. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and U.S. Silica’s website at ussilica.gcs-web.com.

2. The following is the FAQ shared with employees of U.S. Silica on April 26, 2024 relating to the Acquisition.

U.S. Silica Transaction Employee FAQ

1.	What was announced?

•	U.S. Silica announced that it has entered into a definitive agreement to be acquired by Apollo Funds for $1.85 billion in cash.

•	Under the terms of the agreement, U.S. Silica stockholders will receive $15.50 per share in cash for each share of common stock they own as of the closing of the transaction.

•	Upon completion of the transaction, U.S. Silica will become a privately held company.

•	This partnership with Apollo Funds represents an exciting opportunity for all of us as we embark on our next chapter – and we have confidence that they will be a great partner as we do so.

•	This transaction will provide U.S. Silica with the backing of one of the world’s premier investment firms.

•

With Apollo Funds, we gain significant resources, deep industry expertise and enhanced flexibility as a private company to pursue the many market opportunities in front of us and invest in the innovative capabilities that enable value-added offerings for customers.

•

Apollo Funds have tremendous respect for U.S. Silica, our team and our core values. They are strongly aligned with our vision for the future, and they want to work with us and invest in us to build on and extend our legacy of excellence to new frontiers.

2.	What does the transaction mean for U.S. Silica employees?

•

Between now and the close of the transaction, it is business as usual at U.S. Silica, and we will provide additional information from time to time as decisions are made and we continue working through the process of completing the transaction.

•

We also expect that compensation and benefit programs will generally continue as is or be comparable to what we have today. Apollo Funds have agreed that for at least one year after closing, compensation and benefits will not be reduced from current levels during this period.

•	We ask that you stay focused on execution, safety and world-class customer service as always.

3.	Who are Apollo Funds? Why are they the right partner for U.S. Silica?

•

Apollo Funds have a strong track record of providing businesses like ours with resources for growth. They partner with their portfolio companies to help achieve long-term objectives…much like GGC who bought SLCA in 2008.

•	Apollo Funds take a patient, collaborative approach to their investments. They give their portfolio companies the flexibility to invest today in strategies that are expected to pay off over time.

•	To date, Apollo Funds have invested in dozens of highly respected companies like U.S. Silica that have leading businesses, strong teams and solid performance.

•	Select examples in the minerals, mining and metals industry include:

•

Arconic Corporation, a leading provider of aluminum sheet, plate, and extrusions, as well as innovative architectural products, that advance the ground transportation, aerospace, building and construction, industrial and packaging end markets.

•	Vallourec, a value-added manufacturer of premium tubular steel products.

•	Univar Solutions, a leading global specialty chemical and ingredient distributor with a premier portfolio of over 10,000 products.

•	Constellium, a global leader in the development and manufacturing of high value-added aluminum products and solutions, and in aluminum recycling.

•	We have gotten to know Apollo Funds well leading up to our agreement, and it is clear that they have great respect for U.S. Silica, our team and core values.

•	Additional information can be found at www.Apollo.com.

4.	Why did U.S. Silica enter into this transaction? Why now? How long has this been under consideration?

•	We are proud of the progress we have made to strengthen our financial foundation and advance our growth strategy.

•

However, gaining appropriate recognition for the Company in the public markets has been challenged for some time, and we believe that continuing to invest in the business will be necessary for our success over the long-term.

•	With these and other factors in mind, the Board has been evaluating the best available path forward for the Company.

•	We determined that entering into this agreement was in the best interest of our stakeholders, including our employees, and U.S. Silica.

5.	What are Apollo Funds’ plans for the Company? Will there be changes to U.S. Silica’s strategy, business priorities?

•	Apollo Funds are acquiring our Company because they believe in U.S. Silica and are strongly aligned with our vision for the future.

•	Still, we expect there to be some changes over time as they work with us to unlock our next phase of growth.

•

In fact, we believe that the significant resources, deep industry expertise and enhanced flexibility we gain through this transaction will enable us to take advantage of opportunities we have, pursue new, bigger ideas we couldn’t before and accelerate the work we are doing to create a future-focused, values-driven company that is well-positioned for long-term growth.

•	Apollo Funds look forward to talking with our employees over the coming months to discuss the compelling opportunities ahead.

6.	What does it mean to become a privately held company?

•

Becoming a private company means that, once the transaction is completed, U.S. Silica’s stock will no longer be listed or traded on the New York Stock Exchange, and we will cease to be an SEC-reporting company.

•	While this is a change in the Company’s ownership structure, at this time, we do not expect it to change our strategy or business priorities.

•	Apollo Funds entered into this agreement because they have tremendous respect for U.S. Silica, our team and core values.

•	They are excited to partner with us to unlock our next phase of growth.

•	Prior to the completion of the transaction, U.S. Silica remains a publicly owned company, and we are operating as usual.

7.	When do you expect the transaction to close? What approvals are required?

•	The transaction is expected to close in the third quarter of 2024, subject to customary closing conditions, including approval by U.S. Silica stockholders and receipt of regulatory approvals.

•	The transaction is not subject to a financing condition.

8.	Who will lead the Company?

•	Following the close of the transaction, we expect that Bryan Shinn will continue to lead U.S. Silica as CEO alongside other members of the executive leadership team.

9.	Will there be any changes to the U.S. Silica name and brand?

•	We do not expect any changes to the Company’s name or branding, either before the closing or after, for the foreseeable future.

10.	Will U.S. Silica continue to be headquartered in Katy, Texas? Will there be changes to U.S. Silica’s other facilities and operating locations?

•	U.S. Silica will continue to be headquartered in Katy, Texas.

•	We do not currently expect any changes to U.S. Silica’s operating locations or facilities as a result of the transaction.

•	As always, we will continue to ensure our operating footprint best supports the needs of the business and our customers.

11.	What will happen to the U.S. Silica shares I own? Can I trade them?

•	At the closing, all U.S. Silica shares that are vested and owned outright will be cancelled in exchange for the right to receive $15.50 in cash.

•	Since we will continue to operate as a public company until the transaction closes, all trading windows will still apply.

12.	What should I tell customers, partners/suppliers who ask me about the transaction?

•	To the extent customers, partners/suppliers have questions about the transaction, you should tell them that:

•	We are operating as usual.

•	Our focus is, and continues to be, on providing the innovation, capabilities and world-class service that help drive our customers’ success.

•	We appreciate the role our partners and suppliers have in supporting this work.

•	If you have any questions regarding what you should or should not communicate to customers and partners or suppliers, please contact Stacy Russell at russells@ussilica.com.

13.	What should I do if I am contacted by stockholders, analysts or the media or other third parties?

•

Consistent with company policy, if you receive any inquiries from investors, analysts or media, please forward them to Ida Ashley, Vice President, Human Resources at ashleyi@ussilica.com or Tracey Timpanaro, Corporate Communications Specialist, at timpanaro@ussilica.com.

14.	Who should I contact if I have additional questions?

•	If you have any questions about this announcement, please contact your manager directly.

•	We will keep you informed as we move toward the closing of the transaction and thank you for your continued dedication to U.S. Silica.

Additional Information and Where to Find It

This communication does not constitute a solicitation of any vote or approval in connection with the proposed acquisition of U.S. Silica (the “Company”) by Apollo Funds (the “Merger”). In connection with the proposed Merger, the Company will file a proxy statement with the Securities and Exchange Commission (the “SEC”), which the Company will furnish with any other relevant documents to its stockholders in connection with the Special Meeting of the Stockholders to vote on the Merger. This communication is not a substitute for the proxy statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the Merger. BEFORE MAKING ANY VOTING DECISION, WE URGE STOCKHOLDERS TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER. The proposals for the Merger will be made solely through the proxy statement. In addition, a copy of the proxy statement (when it becomes available) may be obtained free of charge from the Investor Relations Department at the Company, at 24275 Katy Freeway, Suite 600 Katy, TX 77494. Security holders also will be able to obtain, free of charge, copies of the proxy statement and any other documents filed by the Company with the SEC in connection with the proposed Merger at the SEC’s website at http://www.sec.gov, and at the Company’s website at ussilica.gcs-web.com.

Forward-Looking Statements

This communication includes forward-looking statements. These forward-looking statements generally can be identified by phrases such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” or other words or phrase of similar import. These statements are based on current expectations, estimates and projections about the industry, markets in which the Company operates, management’s beliefs, assumptions made by management and the transactions described in this communication. While the Company’s management believes the assumptions underlying the forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond management’s control. These risks include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the Merger that may be instituted against the parties and others following announcement of the merger agreement; (3) the inability to consummate the transaction within the anticipated time period, or at all, due to any reason, including the failure to obtain the requisite stockholder approval, failure to obtain required regulatory approvals or the failure to satisfy other conditions to completion of the transaction; (4) risks that the proposed transaction disrupts current plans and operations of the Company or diverts management’s attention from its ongoing business; (5) the ability to recognize the anticipated benefits of the transaction; (6) the amount of the costs, fees, expenses and charges related to the transaction; (7) the risk that the merger agreement may be terminated in circumstances requiring the Company to pay a termination fee; (8) the effect of the announcement of the Merger on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business; (9) the effect of the announcement of the Merger on the Company’s operating results and business generally; (10) the risk that the Company’s stock price may decline significantly if the Merger is not consummated; and (11) the other risks and important factors contained and identified in the Company’s filings with the SEC, such as the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as well as the Company’s subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed from time to time, any of which could cause actual results to differ materially from the forward-looking statements in this communication.

There can be no assurance that the transaction will in fact be consummated. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this communication. The Company undertakes no obligation or duty to update or revise any of these forward-looking statements after the date of this communication, nor to conform prior statements to actual results or revised expectations, and the Company does not intend to do so.

Participants in the Solicitation

The directors and officers of the Company may be deemed to be participants in the solicitation of proxies in connection with the approval of the proposed transaction. Information regarding the Company’s directors and officers and their respective interests in the Company by security holdings or otherwise is available in (i) the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 27, 2024, (ii) the Company’s definitive Proxy Statement on Schedule 14A for its 2024 annual meeting of stockholders, including under the headings “Proposal No. 1: Election of Directors”, “Directors and Executive Officers”, “Compensation Discussion and Analysis”, “Executive and Director Compensation Tables and Other Information”, “Stock Ownership” and “Transactions with Related Persons”, which was filed with the SEC on March 26, 2024 and (iii) subsequent statements of changes in beneficial ownership on file with the SEC. Additional information regarding the interests of such potential participants is or will be included in the proxy statement and other relevant materials to be filed with the SEC, when they become available, including in connection with the solicitation of proxies to approve the proposed Merger. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and U.S. Silica’s website at ussilica.gcs-web.com.

3. The following is a letter to U.S. Silica customers sent on April 26, 2024.

U.S. Silica Customer Letter

Dear Valued Customer,

I am reaching out to share some exciting news regarding U.S. Silica.

Today we announced that U.S. Silica has entered into a definitive agreement to be acquired by funds managed by affiliates of Apollo, one of the world’s premier investment firms. Upon completion of the transaction, U.S. Silica will become a privately held company with additional financial resources, deep industry expertise and enhanced flexibility to invest in the innovative capabilities that enable value-added offerings for you.

Apollo Funds are an excellent partner for U.S. Silica as we turn to our next chapter. They have a strong track record of providing businesses like ours with resources for growth. Since its inception in 1990, Apollo Funds have invested in dozens of highly respected companies like U.S. Silica that have leading businesses, strong teams, and solid performance.

Apollo Funds share our excitement about this transaction and look forward to working with us to accelerate the Company’s evolution as a future-focused, values-driven leader with premier performance solutions and logistics services that are built around your business’s needs. Indeed, over time, we believe this transaction will make us an even stronger partner to our customers.

We expect the transaction to close in the third quarter of 2024. Until then, U.S. Silica will continue to operate as a public company.

Today’s announcement will have no impact on our day-to-day operations. Our focus is, and continues to be, on providing the innovation, capabilities and world-class service that help drive our customers’ success. In short, it remains business as usual. Following the close of the transaction, we will continue to operate under the U.S. Silica name, and Bryan Shinn will continue to lead the Company, along with the existing executive team.

U.S. Silica has been leading the global industrial minerals and logistics industry for more than 124 years, and this agreement marks the next step in the Company’s future, enabling new opportunities that pave the way for U.S. Silica’s continued success well into the future. On behalf of the U.S. Silica team, I thank you for your partnership and trust. We look forward to the opportunities ahead and to continuing to serve you.

Additional Information and Where to Find It

This communication does not constitute a solicitation of any vote or approval in connection with the proposed acquisition of U.S. Silica (the “Company”) by Apollo Funds (the “Merger”). In connection with the proposed Merger, the Company will file a proxy statement with the Securities and Exchange Commission (the “SEC”), which the Company will furnish with any other relevant documents to its stockholders in connection with the Special Meeting of the Stockholders to vote on the Merger. This communication is not a substitute for the proxy statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the Merger. BEFORE MAKING ANY VOTING DECISION, WE URGE STOCKHOLDERS TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER. The proposals for the Merger will be made solely through the proxy statement. In addition, a copy of the proxy statement (when it becomes available) may be obtained free of charge from the Investor Relations Department at the Company, at 24275 Katy Freeway, Suite 600 Katy, TX 77494. Security holders also will be able to obtain, free of charge, copies of the proxy statement and any other documents filed by the Company with the SEC in connection with the proposed Merger at the SEC’s website at http://www.sec.gov, and at the Company’s website at ussilica.gcs-web.com.

Forward-Looking Statements

This communication includes forward-looking statements. These forward-looking statements generally can be identified by phrases such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” or other words or phrase of similar import. These statements are based on current expectations, estimates and projections about the industry, markets in which the Company operates, management’s beliefs, assumptions made by management and the transactions described in this communication. While the Company’s management believes the assumptions underlying the forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond management’s control. These risks include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the Merger that may be instituted against the parties and others following announcement of the merger agreement; (3) the inability to consummate the transaction within the anticipated time period, or at all, due to any reason, including the failure to obtain the requisite stockholder approval, failure to obtain required regulatory approvals or the failure to satisfy other conditions to completion of the transaction; (4) risks that the proposed transaction disrupts current plans and operations of the Company or diverts management’s attention from its ongoing business; (5) the ability to recognize the anticipated benefits of the transaction; (6) the amount of the costs, fees, expenses and charges related to the transaction; (7) the risk that the merger agreement may be terminated in circumstances requiring the Company to pay a termination fee; (8) the effect of the announcement of the Merger on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business; (9) the effect of the announcement of the Merger on the Company’s operating results and business generally; (10) the risk that the Company’s stock price may decline significantly if the Merger is not consummated; and (11) the other risks and important factors contained and identified in the Company’s filings with the SEC, such as the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as well as the Company’s subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed from time to time, any of which could cause actual results to differ materially from the forward-looking statements in this communication.

There can be no assurance that the transaction will in fact be consummated. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this communication. The Company undertakes no obligation or duty to update or revise any of these forward-looking statements after the date of this communication, nor to conform prior statements to actual results or revised expectations, and the Company does not intend to do so.

Participants in the Solicitation

The directors and officers of the Company may be deemed to be participants in the solicitation of proxies in connection with the approval of the proposed transaction. Information regarding the Company’s directors and officers and their respective interests in the Company by security holdings or otherwise is available in (i) the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 27, 2024, (ii) the Company’s definitive Proxy Statement on Schedule 14A for its 2024 annual meeting of stockholders, including under the headings “Proposal No. 1: Election of Directors”, “Directors and Executive Officers”, “Compensation Discussion and Analysis”, “Executive and Director Compensation Tables and Other Information”, “Stock Ownership” and “Transactions with Related Persons”, which was filed with the SEC on March 26, 2024 and (iii) subsequent statements of changes in beneficial ownership on file with the SEC. Additional information regarding the interests of such potential participants is or will be included in the proxy statement and other relevant materials to be filed with the SEC, when they become available, including in connection with the solicitation of proxies to approve the proposed Merger. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and U.S. Silica’s website at ussilica.gcs-web.com.

4. The following is a letter to U.S. Silica’s business partners sent on April 26, 2024.

U.S. Silica Business Partner Letter

Dear Valued Partner,

I am reaching out to share some exciting news regarding U.S. Silica.

Today we announced that U.S. Silica has entered into a definitive agreement to be acquired by funds managed by affiliates of Apollo, one of the world’s premier investment firms. Upon completion of the transaction, U.S. Silica will become a privately held company with additional financial resources, deep industry expertise and enhanced flexibility to invest in the innovative capabilities that enable value-added offerings for customers.

We are looking forward to continuing to partner with you as we turn to our next chapter. Apollo Funds share our excitement about this transaction and look forward to working together to accelerate the Company’s evolution as a future-focused, values-driven leader in diverse and attractive markets around the world.

We expect the transaction to close in the third quarter of 2024. Between now and then, we expect it to be “business as usual” at U.S. Silica. Your U.S. Silica point of contact remains unchanged, and all contracts are continuing as normal. We will provide additional information as we continue working through the process of completing the transaction. Following the close of the transaction, we will continue to operate under the U.S. Silica name, and Bryan Shinn will continue to lead the Company, along with the existing executive team. Our focus is, and continues to be, on providing the innovation, capabilities and world-class service that help drive our customers’ success. We appreciate the role our partners have in supporting this work.

U.S. Silica has been leading the industrial silica and minerals industry for more than 124 years, and this agreement marks the next step in the Company’s journey, enabling new opportunities that pave the way for U.S. Silica’s continued success well into the future. With Apollo Funds as our partner, I am confident that the best is yet to come for U.S. Silica. On behalf of the U.S. Silica team, I thank you for your continued partnership and trust.

Additional Information and Where to Find It

This communication does not constitute a solicitation of any vote or approval in connection with the proposed acquisition of U.S. Silica (the “Company”) by Apollo Funds (the “Merger”). In connection with the proposed Merger, the Company will file a proxy statement with the Securities and Exchange Commission (the “SEC”), which the Company will furnish with any other relevant documents to its stockholders in connection with the Special Meeting of the Stockholders to vote on the Merger. This communication is not a substitute for the proxy statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the Merger. BEFORE MAKING ANY VOTING DECISION, WE URGE STOCKHOLDERS TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER. The proposals for the Merger will be made solely through the proxy statement. In addition, a copy of the proxy statement (when it becomes available) may be obtained free of charge from the Investor Relations Department at the Company, at 24275 Katy Freeway, Suite 600 Katy, TX 77494. Security holders also will be able to obtain, free of charge, copies of the proxy statement and any other documents filed by the Company with the SEC in connection with the proposed Merger at the SEC’s website at http://www.sec.gov, and at the Company’s website at ussilica.gcs-web.com.

Forward-Looking Statements

This communication includes forward-looking statements. These forward-looking statements generally can be identified by phrases such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” or other words or phrase of similar import. These statements are based on current expectations, estimates and projections about the industry, markets in which the Company operates, management’s beliefs, assumptions made by management and the transactions described in this communication. While the Company’s management believes the assumptions underlying the forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond management’s control. These risks include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the Merger that may be instituted against the parties and others following announcement of the merger agreement; (3) the inability to consummate the transaction within the anticipated time period, or at all, due to any reason, including the failure to obtain the requisite stockholder approval, failure to obtain required regulatory approvals or the failure to satisfy other conditions to completion of the transaction; (4) risks that the proposed transaction disrupts current plans and operations of the Company or diverts management’s attention from its ongoing business; (5) the ability to recognize the anticipated benefits of the transaction; (6) the amount of the costs, fees, expenses and charges related to the transaction; (7) the risk that the merger agreement may be terminated in circumstances requiring the Company to pay a termination fee; (8) the effect of the announcement of the Merger on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business; (9) the effect of the announcement of the Merger on the Company’s operating results and business generally; (10) the risk that the Company’s stock price may decline significantly if the Merger is not consummated; and (11) the other risks and important factors contained and identified in the Company’s filings with the SEC, such as the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as well as the Company’s subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed from time to time, any of which could cause actual results to differ materially from the forward-looking statements in this communication.

There can be no assurance that the transaction will in fact be consummated. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this communication. The Company undertakes no obligation or duty to update or revise any of these forward-looking statements after the date of this communication, nor to conform prior statements to actual results or revised expectations, and the Company does not intend to do so.

Participants in the Solicitation

The directors and officers of the Company may be deemed to be participants in the solicitation of proxies in connection with the approval of the proposed transaction. Information regarding the Company’s directors and officers and their respective interests in the Company by security holdings or otherwise is available in (i) the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 27, 2024, (ii) the Company’s definitive Proxy Statement on Schedule 14A for its 2024 annual meeting of stockholders, including under the headings “Proposal No. 1: Election of Directors”, “Directors and Executive Officers”, “Compensation Discussion and Analysis”, “Executive and Director Compensation Tables and Other Information”, “Stock Ownership” and “Transactions with Related Persons”, which was filed with the SEC on March 26, 2024 and (iii) subsequent statements of changes in beneficial ownership on file with the SEC. Additional information regarding the interests of such potential participants is or will be included in the proxy statement and other relevant materials to be filed with the SEC, when they become available, including in connection with the solicitation of proxies to approve the proposed Merger. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and U.S. Silica’s website at ussilica.gcs-web.com.

5. The following is a letter to the unions of U.S. Silica’s employees sent on April 26, 2024.

U.S. Silica Union Letter

Dear [UNION NAME]

I’m reaching out to share an exciting development regarding U.S. Silica.

As you may have seen, U.S. Silica announced that it has entered into a definitive agreement to be acquired by Apollo Funds, managed by one of the world’s premier investment firms. Upon completion of the transaction, U.S. Silica will become a privately held company and no longer be listed or traded on the New York Stock Exchange, and we will cease to be an SEC-reporting company.

U.S. Silica will continue to be the employer of your members and your members’ wages, benefits, and other terms and conditions of employment will continue to be governed by the collective bargaining agreement. We expect the existing labor agreement or union relationship between [UNION NAME] and U.S. Silica to be unchanged.

We expect the transaction will close in the third quarter of 2024. Until then, U.S. Silica will continue to operate as a public company and today’s announcement will have no impact on our day-to-day operations. Our focus is, and continues to be, on providing the innovation, capabilities and world-class service that help drive our customers’ success. In short, it remains business as usual.

Apollo Funds share our excitement about this transaction, and over time, we believe this transaction will make us an even stronger partner to you. On behalf of the U.S. Silica team, thank you for your continued support. We value our relationship with [UNION NAME] and look forward to continuing our work together in U.S. Silica’s exciting next chapter.

Additional Information and Where to Find It

This communication does not constitute a solicitation of any vote or approval in connection with the proposed acquisition of U.S. Silica (the “Company”) by Apollo Funds (the “Merger”). In connection with the proposed Merger, the Company will file a proxy statement with the Securities and Exchange Commission (the “SEC”), which the Company will furnish with any other relevant documents to its stockholders in connection with the Special Meeting of the Stockholders to vote on the Merger. This communication is not a substitute for the proxy statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the Merger. BEFORE MAKING ANY VOTING DECISION, WE URGE STOCKHOLDERS TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER. The proposals for the Merger will be made solely through the proxy statement. In addition, a copy of the proxy statement (when it becomes available) may be obtained free of charge from the Investor Relations Department at the Company, at 24275 Katy Freeway, Suite 600 Katy, TX 77494. Security holders also will be able to obtain, free of charge, copies of the proxy statement and any other documents filed by the Company with the SEC in connection with the proposed Merger at the SEC’s website at http://www.sec.gov, and at the Company’s website at ussilica.gcs-web.com.

Forward-Looking Statements

This communication includes forward-looking statements. These forward-looking statements generally can be identified by phrases such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” or other words or phrase of similar import. These statements are based on current expectations, estimates and projections about the industry, markets in which the Company operates, management’s beliefs, assumptions made by management and the transactions described in this communication. While the Company’s management believes the assumptions underlying the forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond management’s control. These risks include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the Merger that may be instituted against the parties and others following announcement of the merger agreement; (3) the inability to consummate the transaction within the anticipated time period, or at all, due to any reason, including the failure to obtain the requisite stockholder approval, failure to obtain required regulatory approvals or the failure to satisfy other conditions to completion of the transaction; (4) risks that the proposed transaction disrupts current plans and operations of the Company or diverts management’s attention from its ongoing business; (5) the ability to recognize the anticipated benefits of the transaction; (6) the amount of the costs, fees, expenses and charges related to the transaction; (7) the risk that the merger agreement may be terminated in circumstances requiring the Company to pay a termination fee; (8) the effect of the announcement of the Merger on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business; (9) the effect of the announcement of the Merger on the Company’s operating results and business generally; (10) the risk that the Company’s stock price may decline significantly if the Merger is not consummated; and (11) the other risks and important factors contained and identified in the Company’s filings with the SEC, such as the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as well as the Company’s subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed from time to time, any of which could cause actual results to differ materially from the forward-looking statements in this communication.

There can be no assurance that the transaction will in fact be consummated. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this communication. The Company undertakes no obligation or duty to update or revise any of these forward-looking statements after the date of this communication, nor to conform prior statements to actual results or revised expectations, and the Company does not intend to do so.

Participants in the Solicitation

The directors and officers of the Company may be deemed to be participants in the solicitation of proxies in connection with the approval of the proposed transaction. Information regarding the Company’s directors and officers and their respective interests in the Company by security holdings or otherwise is available in (i) the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 27, 2024, (ii) the Company’s definitive Proxy Statement on Schedule 14A for its 2024 annual meeting of stockholders, including under the headings “Proposal No. 1: Election of Directors”, “Directors and Executive Officers”, “Compensation Discussion and Analysis”, “Executive and Director Compensation Tables and Other Information”, “Stock Ownership” and “Transactions with Related Persons”, which was filed with the SEC on March 26, 2024 and (iii) subsequent statements of changes in beneficial ownership on file with the SEC. Additional information regarding the interests of such potential participants is or will be included in the proxy statement and other relevant materials to be filed with the SEC, when they become available, including in connection with the solicitation of proxies to approve the proposed Merger. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and U.S. Silica’s website at ussilica.gcs-web.com.

6. The following is a letter to U.S. Silica investors and analysts sent on April 26, 2024.

U.S. Silica Investor/Analyst Note

Good morning. I am pleased to share that U.S. Silica has entered into a definitive agreement to be acquired by funds managed by affiliates of Apollo for $15.50 per share in cash. The press release we issued can be found here.

Key highlights of the transaction include the following:

•	The per share purchase price represents an:

•	18.7% premium to U.S. Silica’s closing share price of $13.06 on April 25, 2024, the last full trading day prior to the transaction announcement.

•	33.0% premium to the Company’s 90-day volume-weighted average share price for the period ended April 25, 2024.

•	Agreement includes a 45-day “go-shop” period that will expire at 12:01 AM ET on June 10, 2024.

•	Agreement was unanimously approved by U.S. Silica’s Board.

•	Transaction is expected to close in third quarter of 2024.

•	Transaction is not subject to a financing condition.

•	Transaction is subject to customary closing conditions and approvals.

In a separate press release issued today, U.S. Silica announced its first quarter 2024 financial results. In light of the announced transaction with Apollo Funds, U.S. Silica has canceled the associated earnings conference call previously scheduled for today.

We value your investment and support. We are available to address any questions. Please reach out as needed.

Additional Information and Where to Find It

This communication does not constitute a solicitation of any vote or approval in connection with the proposed acquisition of U.S. Silica (the “Company”) by Apollo Funds (the “Merger”). In connection with the proposed Merger, the Company will file a proxy statement with the Securities and Exchange Commission (the “SEC”), which the Company will furnish with any other relevant documents to its stockholders in connection with the Special Meeting of the Stockholders to vote on the Merger. This communication is not a substitute for the proxy statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the Merger. BEFORE MAKING ANY VOTING DECISION, WE URGE STOCKHOLDERS TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER. The proposals for the Merger will be made solely through the proxy statement. In addition, a copy of the proxy statement (when it becomes available) may be obtained free of charge from the Investor Relations Department at the Company, at 24275 Katy Freeway, Suite 600 Katy, TX 77494. Security holders also will be able to obtain, free of charge, copies of the proxy statement and any other documents filed by the Company with the SEC in connection with the proposed Merger at the SEC’s website at http://www.sec.gov, and at the Company’s website at ussilica.gcs-web.com.

Forward-Looking Statements

This communication includes forward-looking statements. These forward-looking statements generally can be identified by phrases such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” or other words or phrase of similar import. These statements are based on current expectations, estimates and projections about the industry, markets in which the Company operates, management’s beliefs, assumptions made by management and the transactions described in this communication. While the Company’s management believes the assumptions underlying the forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond management’s control. These risks include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the Merger that may be instituted against the parties and others following announcement of the merger agreement; (3) the inability to consummate the transaction within the anticipated time period, or at all, due to any reason, including the failure to obtain the requisite stockholder approval, failure to obtain required regulatory approvals or the failure to satisfy other conditions to completion of the transaction; (4) risks that the proposed transaction disrupts current plans and operations of the Company or diverts management’s attention from its ongoing business; (5) the ability to recognize the anticipated benefits of the transaction; (6) the amount of the costs, fees, expenses and charges related to the transaction; (7) the risk that the merger agreement may be terminated in circumstances requiring the Company to pay a termination fee; (8) the effect of the announcement of the Merger on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business; (9) the effect of the announcement of the Merger on the Company’s operating results and business generally; (10) the risk that the Company’s stock price may decline significantly if the Merger is not consummated; and (11) the other risks and important factors contained and identified in the Company’s filings with the SEC, such as the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as well as the Company’s subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed from time to time, any of which could cause actual results to differ materially from the forward-looking statements in this communication.

There can be no assurance that the transaction will in fact be consummated. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this communication. The Company undertakes no obligation or duty to update or revise any of these forward-looking statements after the date of this communication, nor to conform prior statements to actual results or revised expectations, and the Company does not intend to do so.

Participants in the Solicitation

The directors and officers of the Company may be deemed to be participants in the solicitation of proxies in connection with the approval of the proposed transaction. Information regarding the Company’s directors and officers and their respective interests in the Company by security holdings or otherwise is available in (i) the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 27, 2024, (ii) the Company’s definitive Proxy Statement on Schedule 14A for its 2024 annual meeting of stockholders, including under the headings “Proposal No. 1: Election of Directors”, “Directors and Executive Officers”, “Compensation Discussion and Analysis”, “Executive and Director Compensation Tables and Other Information”, “Stock Ownership” and “Transactions with Related Persons”, which was filed with the SEC on March 26, 2024 and (iii) subsequent statements of changes in beneficial ownership on file with the SEC. Additional information regarding the interests of such potential participants is or will be included in the proxy statement and other relevant materials to be filed with the SEC, when they become available, including in connection with the solicitation of proxies to approve the proposed Merger. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and U.S. Silica’s website at ussilica.gcs-web.com.

7. The following is a social media post of U.S. Silica published on April 26, 2024 relating to the Acquisition.

LinkedIn: